Exhibit 10.2

PLEDGE AMENDMENT

September 26, 2023

Reference is hereby made to the Pledge Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) dated as of January 29, 2021, by and among Diversified Healthcare Trust, a real estate investment trust formed under the laws of the State of Maryland (the “Borrower”), the undersigned Pledgor and the other Subsidiaries of the Borrower from time to time party thereto as Pledgors, and Wells Fargo Bank, National Association, as Collateral Agent for the Secured Parties (in such capacity, the “Collateral Agent”), whereby the undersigned has pledged certain capital stock, membership interests, beneficial interests and partnership interests, as applicable, of certain of its Subsidiaries as collateral to the Collateral Agent, for the ratable benefit of the Secured Parties, as more fully described in the Pledge Agreement. This Amendment is a “Pledge Amendment” as defined in the Pledge Agreement and is, together with the acknowledgments, certificates, and Transfer Powers delivered herewith, subject in all respects to the terms and provisions of the Pledge Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Pledge Agreement.

By its execution below, the undersigned hereby agrees that (i) this Amendment may be attached to the Pledge Agreement and that the Pledged Collateral listed on Schedule I hereto shall be part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Obligations in accordance with the terms of the Pledge Agreement and (ii) each corporation, limited liability company, trust and partnership listed on Schedule I hereto shall continue to be a Pledged Subsidiary for all purposes of the Pledge Agreement.

By its execution below, the undersigned represents and warrants that it has full power and authority to execute this Pledge Amendment and that the representations and warranties contained in Section 6 of the Pledge Agreement are true and correct in all respects as of the date hereof and after taking into account the pledge of the additional Pledged Collateral relating hereto. The Pledge Agreement, as amended and modified hereby, remains in full force and effect and is hereby ratified and confirmed.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the undersigned Pledgor has duly executed and delivered this Pledge Amendment to the Pledge Agreement as of the date first set forth above.

SNH MEDICAL OFFICE PROPERTIES TRUST, as Pledgor

By: /s/ Jennifer F. Francis
Name: Jennifer F. Francis
Title: President and Chief Executive Officer

[Signature Page to Pledge Amendment]

Schedule I
to
Pledge Amendment

PLEDGED SUBSIDIARIES

Pledgor	Pledged Subsidiary	Certificate No.	No. of Shares / Units Owned	Percentage of Ownership
SNH Medical Office Properties Trust	SNH Ward Ave. Properties I Inc.	1	1,000	100%

ACKNOWLEDGMENT
TO
PLEDGE AMENDMENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Amendment together with a copy of the Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement, agrees that after the occurrence and during the continuance of an Event of Default it will comply with instructions originated by the Collateral Agent without further consent by the applicable Pledgor and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

[Signature Pages Follow]

SNH WARD AVE. PROPERTIES I INC.

By: /s/ Jennifer F. Francis
Name: Jennifer F. Francis
Title: President and Chief Executive Officer
[Signature Page to Acknowledgment to Pledge Amendment]